UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: August 23, 2000




                        THE SOUTH FINANCIAL GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      South Carolina               0-15083                      57-0824914
  -------------------------      ------------             ----------------------
   (State of other juris-        (Commission                  (IRS Employer
  diction of incorporation)      File Number)             Identification Number)


       102 South Main Street, Greenville, South Carolina      29601
       ---------------------------------------------------------------
       (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (864) 255-7900





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

ITEM 5.  OTHER EVENTS
         ------------

     The South Financial Group, Inc. announces its financial results for the first month of combined operations after its merger with Anchor Financial Corporation. As previously reported, the merger was consummated on June 6, 2000 and was accounted for as a pooling-of-interests. Accordingly, financial information for all prior periods has been restated to combine the accounts of Anchor Financial Corporation with those of The South Financial Group. In the opinion of management, the following unaudited financial information for the one month ended July 31, 2000 and 1999 contains all adjustments (which consists of normal recurring accruals) necessary to present such information in accordance with generally accepted accounting principles.

     The financial results presented below should be read in conjunction with The South Financial Group's filings with the Securities and Exchange Commission, including, but not limited to, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 and the Annual Report on Form 10-K for the year ended December 31, 1999. Results of operations for the one month ended July 31, 2000 are not necessarily indicative of results to be attained for any other period.

                                                                      For the One Month Ended
(Dollars in thousands, unaudited)                             July 31, 2000              July 31, 1999
                                                              -------------              -------------


Interest income......................................             $33,387                    $27,045
Interest expense.....................................              18,855                     12,192
                                                                   ------                     ------
   Net interest income...............................              14,532                     14,853
Provision for loan losses............................                 862                      1,529
                                                                   ------                     ------
   Net interest income after provision
      for loan losses................................              13,670                     13,324
Noninterest income, excluding gain (loss) on
      sale of securities.............................               3,407                      3,271
Gain (loss) on sale of securities....................              (1,920)                        31
Noninterest expense, excluding restructuring and
      merger-related costs...........................              12,086                     10,847
Restructuring and merger-related costs...............                 682                        332
Income tax expense...................................                 811                      1,797
                                                                   ------                     ------
   Net income........................................              $1,578                     $3,650
                                                                   ======                     ======



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------


         Not applicable.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE SOUTH FINANCIAL GROUP, INC.

Dated August 23, 2000                    By:      /s/ William S. Hummers III
                                                  ----------------------------
                                                  William S. Hummers III
                                                  Executive Vice President










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